Intangible assets, net (Tables)	12 Months Ended
Mar. 31, 2019
Intangible assets, net
Schedule of intangible assets, net

	As of March 31,
	2018	2019
	(in millions of RMB)
User base and customer relationships	13,510	47,913
Trade names, trademarks and domain names	14,198	22,592
Non-compete agreements (i)	7,820	12,528
Developed technology and patents	5,463	9,510
Licensed copyrights (Note 2(y))	9,182	9,225
Others	225	1,358
	50,398	103,126
Less: accumulated amortization and impairment	(22,933)	(34,850)
Net book value	27,465	68,276

(i)In April 2017, the Company entered into a non-compete agreement with a former management member of Youku (Note 4(h)), with a fair value of RMB2,528 million. As of March 31, 2019, the remaining amortization period of the non-compete agreement is one year.

Schedule of estimated future aggregate amortization expenses

Amounts
(in millions of RMB)
For the year ending March 31,
2020	14,418
2021	11,362
2022	8,779
2023	7,793
2024	7,378
Thereafter	18,546
68,276